FOURTH QUARTER 2014 SALLIE MAE Investor Presentation Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements
The following information is current as of October 22, 2014 (unless otherwise noted) and should be read in connection with SLM Corporation’s Quarterly Report on Form 10-Q for the quarter ended
September 30, 2014 (the “2014 Form 10-Q”), and the audited carve out financial statements filed on Form 8-K on May 6, 2014, and subsequent reports filed with the Securities and Exchange Commission
(the “SEC”). Definitions for capitalized terms in this presentation not defined herein can be found in the 2013 Form 10-K (filed with the SEC on February 19, 2014).
This Presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the Company’s beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2013 (filed with the SEC on Feb. 19, 2014) and the Company’s
Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, and in the company’s Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 2014; increases in financing costs; limits on liquidity;
increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: changes in its funding costs and availability; failures of its operating systems or infrastructure, including those of third-party vendors; failure to implement the recently executed separation of the
Company into two separate publicly traded companies, including failure to transition its origination and servicing operations as planned, increased costs in connection with being a stand-alone company, and failure to achieve the expected benefits of the separation; damage to its reputation; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of its customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of its earning assets vs. its funding arrangements; and changes in general economic conditions. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The Company does not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in its expectations.
In connection with the Navient spin-off, the Company conformed its policy with that of Sallie Mae Bank to charge off loans after 120 days of delinquency. The Company also changed its loss confirmation period from two years to one year to reflect both the shorter charge-off policy and its related servicing practices. Prior to the spin-off, Sallie Mae Bank sold all loans past 90 days delinquent to an affiliate of what is now Navient Corporation. Post-spin-off, sales of delinquent loans to Navient Corporation have been significantly curtailed. Consequently, many of the pre-spin-off, historical credit indicators and period over-period trends are not comparable and may not be indicative of future performance.
The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts. These are recognized in GAAP but not in “Core Earnings” results. The Company provides “Core Earnings”
measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies.
For additional information, see “Key Financial Measures-Core Earnings” in the Company’s Form 10-Q for the quarter ended September 30, 2014 for a further discussion and a complete reconciliation between GAAP net income and core earnings.

#1 saving, planning and paying for education
company with 40-years of leadership in the
education lending market
Top ranked brand: 6 out of 10 consumers of
education finance recognize the Sallie Mae brand
Industry leading market share in private education
lending; 52% market share
Over 2,400 actively managed university
relationships across the U.S.
Complementary consumer product offerings
Over one million long-term engaged customers
across the Sallie Mae brands
The Sallie Mae Brand

Completed legal separation from Navient on April 30, 2014
Generated “Core Earnings” through Q3 of $176 million
High quality loan originations on track to reach $4 billion in 2014
Loan performance continues to be in line with expectations as the portfolio seasons
Completed loan sales in excess of $1.6 billion at favorable rates
Received commitments for $750 million secured funding facility
Won the 529 program from the Utah Educational Savings Plan ~$700 million in deposits
Regulatory Cease and Desist orders in place since 2008 were lifted
2014 Year to Date Highlights

Sallie Mae Summary
Strategic Focus
Consumer banking including leading
private education loan franchise
Key Businesses
Largest Private Education Loan Originator
Private Education Loan Servicing
Deposits
Upromise Rewards
Insurance Services
Credit Card
Key Financial
Statistics
As of 9/30/2014 (billions)
Assets
FFELP Loans
Private Loans
Deposits
Secured Debt
Preferred Equity
Tangible Common Equity
$11.7
$1.3
$7.8
$9.2
$ –
$0.6
$1.2

6
Sallie Mae Investment Highlights
Experienced management team
with deep industry knowledge
Average of 30+ years of banking and financial services
experience
Leading brand in the education
lending market
40+ years serving the education lending market
52% private education lending market share
Simple low cost delivery system
Multi-channel delivery system (on-campus, direct)
40% customer serialization rate and improving
Attractive customer base
Higher employment rates for college graduates
90% of portfolio has cosigners; 749 average FICO
Disciplined approach to credit
Robust proprietary scorecard
Strong Smart Option performance; 0.4% Q3 charge-offs
Strong capital position and
funding capabilities
16.5% Total Risk Based Capital Ratio; all capital ratios
significantly in excess of well capitalized
Retail direct deposits; future securitizations
Targeting high growth and high
return business
Long-term earnings growth target of 20%+
Long-term ROE target of 15%+
2
3
4
5

1

Favorable Student Loan Market Trends
Cost of College (Based on a Four-Year Term) 4
(billions) (thousands)
12.1
12.9
13.3
13.5 13.5
13.7
2008 2009 2010 2011 2012 2013
Federal
Loans
$107
Family
Contributions
$149
Grants
$119
Private
Education
Loans
$8
Ed. Tax
Benefit /
Work Study
$22
Total Estimated Cost: $405bn
$12
$13
$14
$14
$15
$16
$17
$18
$18
$29
$30
$32
$34
$35
$36
$38
$39
$41
2005 2006 2007 2008 2009 2010 2011 2012 2013
Public
Private
$ 17.1 $ 17.1
$ 27.0 $ 27.0
$ 82.3
$ 21.6
$ 130.8
$ 44.3
$ 99.5
$ 38.7
$ 157.8
$ 71.3
Full-Time Private
School
Full-Time Public
School
Full-Time Private
School
Full-Time Public
School
ED Lending Limit Cost of Attendance Gap
AY 2002 - 2003
AY 2012 - 2013
7
Annual Cost of Education
Enrollment at Four-Year Degree Granting Institutions
2
1
3
Estimated Total Cost of Education – 2014 / 2015 AY
(millions)
(thousands)

Higher Education Value Proposition
Widening Earnings Gap of Young Adults
by Educational Attainment 6
Most Graduates Say
College Has Paid Off 6
18 to 24 year olds with a college degree have a 50% lower unemployment rate than those without a degree
~60% of students graduate with student loans
70% of student loan borrowers have debt balances less than $25,000 and 4% have balances above $100,000
(average borrowings of $26,500)
0%
2%
4%
6%
8%
10%
12%
14%
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
100,000
Less than H.S. High school Some college Associate Bachelor's Master's Doctorate Professional
Unemployment
Average annual income
$ 7,499
$ 9,690
$ 14,245
$ 15,780
$ 17,500
Silents in
1965
Early
Boomers in
1979
Late
Boomers in
1986
Gen Xers in Millenials in
1995 2013
Paid Off
83%
Will Pay
Off
8%
Has Not / Will Not
Pay
Off
6%
Relationship Between Higher Education,
Income and Employment
5
Key Statistics
7

Product Features
– Offers three repayment options while in school which includes Interest Only, $25 Fixed Payment and Deferred
Repayment
– Variable and Fixed Interest Rate Options
– All loans are certified by the school’s financial aid office to ensure all proceeds are for educational expenses
Distribution Channels
– Nationally recognized brand
– Largest national sales force in industry actively manages over 2,400 college relationships
– Represented on vast majority of college directed preferred lender lists
– Significant marketing experience to prospective customers through paid search, affiliates, display, direct mail and email
– Leverage low cost customer channels to contribute to significant serialization in following years
– Marketing and distribution through partnerships with banks, credit unions, resellers and membership organizations
Smart Option Overview

SallieMae

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Originations ($MM)
$2,737
22%
$3,345
14%
$3,801
5%
YTD 7.6%
$4,000
2011
2012
2013
2014

Originations Statistics ($)	**Q3 2014**	**Q3 2013**	**YTD 2014**	**YTD 2013**
% Cosigned	92%	92%	90%	89%
% In School Payment	53%	54%	57%	54%
Average Originated FICO	750	745	749	745
YoY Originations Growth Rate	8.0%		7.6%

10 High Quality Private Student Loan Originations Growth

Submit Application
Disbursement
Review Process
Review Process

Analytical Approach to Credit
Student
Student
Initial Screen
Asset expertise and rigorous
underwriting driven by large
volume of historical data
160 employees
~1.3mm annual applications
~35% approval rate
Custom Scorecard
Manual Review
~ 8% of applications
Pass risk scores, but require further
review due to  credit concerns
Thorough review of bankruptcies,
collection accounts, etc.
Higher levels of existing student
debt
High credit utilization
Multi-scenario approach that
predicts percentage of
borrowers likely to reach 90+
days past due
Built in coordination with Experian
Decision Analytics
Applies 15 – 18 application
and credit bureau attributes
$1,000 minimum loan
Minimum FICO of 640
No existing SLM 30+ day past dues
No student loans 90+ day past dues
No recent bankruptcy
3+ trades for cosigners and 4+ trades
for non-cosigner

Graduate / Other 4%
Signature 1%
Smart Option 95%

Private Education Loans: $7.8bn

Interest Only 26%
Deferred 46%
Fixed Pay 28%

Smart Option Loans: $7.4bn

Pre 2011 4%
2014 29%
2013 35%

Weighted Average Age of Loan: ~1.4 years

<700 21%
780+ 30%
700 - 740 26%
740 - 780 23%

Weighted Average FICO: 749

High Quality Private Education Portfolio Portfolio by Product Customer FICO at Origination Portfolio by Vintage As of September 30, 2014 12 Smart Option Payment Type 2011 11% 2012 21%

Life-to-Date Default Rate (Dollar Based)
16%
14%
12%
10%
8%
6%
4%
2%
0%
0
10
20
30
40
50
Months in P&I Payments
14.84%
4.97%
3.74%
2.08%
2009 - Signature Traditional
2010 - Smart Option: All Product
2011 - Smart Option: All Products
2012 - Smart Option: All Product

Smart Option Credit Outperforming
Smart Option Outperforms Legacy Signature
10
Smart Option products outperform prior private education loan products due to more stringent underwriting standards and tailored product options
Performance of newer vintage loans driven by focused marketing on high quality borrowers, better data and product management and an improving macroeconomic environment
Smart Option Performance Trends
8
2011 2012 2013
Smart Option Loans $4,769 $7,501 $10,514
Smart Option Loans in Repayment 4,195 5,774 7,728
% Charge-Offs 9 0.3% 0.5% 0.6%
% Delinquencies 9 2.8% 2.9% 3.0%
% 90+ Day Delinquencies 9 0.8% 1.0% 1.1%
% in Forbearance 9 0.3% 2.1% 2.5%
% with Co-Signer 9 94% 93% 92%
Average FICO at Origination 9 746 746 746
Note: Information provided above is for all Smart Option loans originated by Sallie Mae Bank. These loans are currently owned by Sallie Mae, Navient and other third parties.

Conservative Funding Approach
3Q 2014 Target
Retail deposits
Brokered deposits
Secured debt
— 90% of retail deposits are savings accounts
— Brokered deposits used as alternative funding source
— Retaining experienced capital markets team
— Capacity to securitize $2 – $3bn of private education
loans
— Provides seasonal loan funding and backup liquidity
— $750mm conduit with 2-year term provided by consortium
of banks
— Targeting $1 – $2bn of loan sales annually
— $2 bn of on-balance sheet cash provides seasonal loan
funding and liquidity
Low cost deposit base with no branch overhead
Term funding / securitizations will augment deposit
funding for future growth
Multi-year revolving conduit facility
Whole loan sales used to manage balance sheet
growth
Substantial liquidity portfolio
40%
60%
60%
40%

SallieMae

Balance Sheet

Income Statement

Metrics

Third Quarter Financial Review
• Private Education Loan balance
increased 26% from the prior year
• Highly liquid balance sheet
• Strong Capital Base. Risk Based Capital
ratio = 16.5% at the bank
• Loan loss allowance = 0.77 % of portfolio
• Net interest income increased 23%
• Net interest margin of 5.25%
• “Core Earnings” = $0.17 per share
Q3 2014 Q3 2013
PSL 7,839 $            6,216 $            1,624 $
PSL Reserve (60) (54) (6)
FFELP 1,322 1,220 102
FFELP Reserve / Other (6) (5) (0)
Total Loans 9,095 7,376 1,719
Cash 1,570 1,148 423
Other Assets 1,050 1,120 (70)
Total Assets 11,715 9,644 2,071
Brokered Deposits 5,290 4,732 558
Retail Deposits 3,111 2,872 239
Other Liabilities 1,496 867 629
Equity 1,818 1,173 645
Total Liabilities & Equity 11,715 $          9,644 $            2,071 $
PSL Reserve % of Balance 0.77% 0.87% (0.11)%
Interest Income 168 $                 138 $                30 $
Interest Expense (24) $                  (21) $                 (3) $
Net Interest Income before Provision 144 $                 117 $                27 $
Provision (15) $                  (21) $                 6 $
NIM After Provision 129 $                 96 $                   33 $
Gain On Sale 85 $                   43 $                   42 $
Fee Income 6 $                     10 $                   (4) $
Gain/(Loss) on Hedging Activities 5 $                     0 $                     5 $
Opex (87) $                  (70) $                 (17) $
GAAP Pre-Tax Income 138 $                 79 $                   59 $
GAAP Net Income 83 $                   49 $                   34 $
Core Earnings Adjustments (4) $                    0 $                     (4) $
Core Earnings Net income 79 $                   49 $                   29 $
Preferred Dividends (5) $                    - $                      (5) $
GAAP Earnings Available 78 $                   49 $                   29 $
Core Earnings Available 74 $                   49 $                   24 $
ROA (Core) 2.71% 2.09% 0.62%
ROCE (Core) 24.13% 16.31% 7.81%
Total Risk Based Capital Ratio (Bank Only) 16.5% 16.3% 0.2%
CSEs 432 445 (13)
Core EPS $0.17 $0.11 $0.06
SLM Corporation Form 10-Q period ending September 30, 2014
Variance

Target
2014 Originations $4 Billion
Operating Expenses $280 Million
Additional Restructuring Expense $32 Million
Loan Sales in Q4 of 2014 $0
Provision for Loan Losses In Q4 of 2014 $35 Million
“Core Earnings” diluted EPS $0.42-$0.43
2014 Guidance

Market share leader in private student loan industry
High quality assets and conservatively funded balance sheet
Predictable balance sheet growth for the next several years
Strong capital position and funding capabilities
A financial services company with high growth trajectory and excellent return on equity
Sallie Mae Bank

APPENDIX 18 Confidential and proprietary information © 2012 Sallie Mae, Inc. All rights reserved.

“Core Earnings” to GAAP Reconciliation
______
(2) “Core Earnings” tax rate is based on the effective tax rate at the Bank where the derivative instruments are held.
(1) Derivative Accounting: “Core Earnings” exclude periodic unrealized gains and losses caused by the mark-to-market valuations on derivatives that do not qualify for hedge accounting treatment under GAAP, as well as the periodic unrealized gains and losses that are a result of ineffectiveness recognized related to effective hedges under GAAP.  Under GAAP, for our derivatives held to maturity, the cumulative net unrealized gain or loss over the life of the contract will equal $0.
2014 2013 2014 2013
(Dollars in thousands)
Hedge ineffectiveness gains (losses) 6,571 $      (49) $          (1,684) $     (118) $
Interest reclassification (1,170) 346 (3,137) 973
Gains (losses) on derivatives and hedging activities, net 5,401 $      297 $         (4,821) $     855 $
(Dollars in thousands, except per share amounts)
2014 2013 2014 2013
“Core Earnings” adjustments to GAAP:
GAAP net income attributable to SLM Corporation 82,926 $     49,390 $     174,502 $   198,743 $
Preferred stock dividends 4,850 - 8,078 -
GAAP net income attributable to SLM Corporation common stock 78,076 $     49,390 $     166,424 $   198,743 $
GAAP net income attributable to SLM Corporation 82,926 $     49,390 $     174,502 $   198,743 $
Adjustments:
Net impact of derivative accounting
(1)
(6,571) 49 1,684 118
Net tax effect
(2)
2,623 (19) (672) (45)
Total “Core Earnings” adjustments to GAAP (3,948) 30 1,012 73
“Core Earnings” 78,978 $     49,420 $     175,514 $   198,816 $
GAAP diluted earnings per common share 0.18 $        0.11 $        0.38 $        0.44 $
Derivative adjustments, net of tax (0.01) - 0.01 -
“Core Earnings” diluted earnings per common share 0.17 $        0.11 $        0.39 $        0.44 $
Three Months Ended
September 30,
Nine Months Ended
September 30,
Three Months Ended
September 30,
Nine Months Ended
September 30,

1
Source: U.S. Department of Education, National Center for Education Statistics, Projections of Education Statistics to 2022
2
Source: Trends in College Pricing.©
2013 The College Board,. www.collegeboard.org,
Note: Academic years, average published tuition, fees, room and board charges at four-year institutions; enrollment-weighted
3
“Total post-secondary education spend” is estimated by Sallie Mae by determining the full-time equivalents for both graduates and undergraduates  and multiplying by estimated total per person cost of attendance for each school type.  In doing so, we utilize information from the US Department of Education, College Board, MeasureOne,
National Student Clearinghouse and Company Analysis.  Other sources for these data points also exist publicly and may vary from our computed estimates
4
Source: Trends in College Pricing.©
2013 The College Board,. www.collegeboard.org,
5
Source:  U.S. Bureau of Labor Statistics, Current Population Survey
6
Source:  PEW Research Center
7
Source:  College Board, “Trends in Student Aid, 2013”, FRBNY Consumer Credit Panel. Equifax (www.newyorkfed.org/regional/Brown_presentation_GWU_2013Q2.pdf)
8
The performance trends and defaults rates below include Sallie Mae and Navient owned Smart Option loans, and are based in part on loan data obtained from Navient
pursuant to the Data Sharing Agreement between Navient and Sallie Mae.    As Navient and Sallie Mae use different charge-off and delinquency policies, future performance may not be comparable.
9
Percentage of loans in repayment.
10
Signature loans represent traditional Signature loans in full P&I repayment that were originated during the 2006-2008 origination years; Smart Option loans represent
Smart Option loans in full P&I repayment that were originated during the 2009-2012 origination years. Life-to-Date Default Rate comparison is based in part on loan data obtained from Navient pursuant to the Data Sharing Agreement between Navient and Sallie Mae.
Footnotes
20
U.S. Department of Education 2013